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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported) August 25, 2006

                                   TVIA, INC.
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             (Exact name of registrant as specified in its charter)

              Delaware                 0-30539           94-3175152
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    (State or other jurisdiction      (Commission       (IRS Employer
          of incorporation)          File Number)    Identification No.)


   4001 Burton Drive, Santa Clara, California               95054
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    (Address of principal executive offices)              (Zip Code)

        Registrant's telephone number, including area code (408) 982-8588

                                 Not Applicable
         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 8.01  OTHER EVENTS

           On August 28, 2006, Tvia, Inc. announced that the private placement of 4,770,000 newly-issued shares of common stock to selected institutional investors, at a price of $2.50 per share, has been fully funded as of August 25, 2006 for gross proceeds of approximately $11.9 million, before placement fees and offering expenses.

           As part of the transaction, investors received five year warrants (the "Warrants") to purchase, in the aggregate, 1,669,500 additional shares of common stock with an exercise price of $3.50 per share, subject to adjustment in certain circumstances. The Warrants will not be exercisable until six months following the closing date of the transaction. The Warrants include a cashless exercise feature under certain circumstances when there is not an effective registration statement available for the resale of the shares of common stock issuable upon exercise of the Warrants. Once exercisable, the Warrants will be subject to call at Tvia's option, if among other things, the volume weighted average trading price of Tvia's common stock is $7.00 or higher for a period of 20 consecutive trading days.

Tvia, Inc. intends to use the net proceeds from this private placement to fund the Company's growth.

Tvia, Inc. announced earlier on August 16, 2006 that it entered into definitive agreements relating to this private placement.

A copy of Tvia's press release announcing the completion of the private placement is attached as Exhibit 99.1 hereto and is incorporated by reference into this report.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

            99.1    Press Release dated August 28, 2006.

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                                   SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              Tvia, Inc.
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                                              (Registrant)

Date  August 28, 2006
                                              By: /s/ Diane Bjorkstrom
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                                                  Diane Bjorkstrom
                                                  Chief Financial Officer
                                                  (Principal Financial Officer
                                                  and Duly Authorized Signatory)